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                                                                  EXHIBIT 7


                            ARTHUR ANDERSEN LLP

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-60515 for Hartford Life Insurance Company ICMG Registered Variable Life Separate Account A on Form S-6.



                                              /s/ Arthur Andersen LLP



Hartford, Connecticut
November 20, 1998